SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	December 22, 2015

EMAV HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
_____________________________________________

DELAWARE	000-53492	26-3167800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1900 Main Street, Suite 300
Irvine, California 92614
(Address of Principal Executive Offices)

(949) 851-5996
(Registrant's telephone number including area code)

(Former name or former address, if changed since last report)
_____________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions, and other factors relating to Registrant's industry, Registrant's operations, and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance, or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01                          Entry into a Material Definitive Agreement.

On December 22, 2015, EMAV Holdings, Inc., a Delaware corporation ("EMAV", the "Company", or the "Registrant") entered into an Equity Purchase Agreement (the "EP Agreement") with Tarpon Bay Partners LLC, a Florida limited liability company ("Tarpon"). Pursuant to the terms of the EP Agreement, Tarpon shall commit to purchase up to Five Million Dollars ($5,000,000) worth of our common stock, over a period of time terminating on the earlier of: (i) 24-months from the date on which the Purchase Agreement was executed and delivered by the Company and Tarpon; or, (ii) the date on which Tarpon has purchased the aggregate maximum purchase price of $5,000,000 pursuant to the EP Agreement.

EMAV intends to draw on the facility from time to time, as and when EMAV determines appropriate in accordance with the terms and conditions of the EP Agreement. The purchase price for the EMAV shares to be paid by Tarpon will be 90% of the volume weighted average price (total dollar value traded for all transactions (share price multiplied by number of shares traded) divided by the total quantity of shares traded for the day) on the principal market for each of the trading days of our common stock during the ten (10) trading days immediately following the clearing date.

Tarpon may not execute any short sales of the Company's common stock. Further, the Company has the right, though never the obligation, to exercise its right to draw down on the facility and have Tarpon purchase the Company's common stock.

Tarpon's commitment to purchase our common stock is subject to various conditions, including, but not limited to, limitations based on the trading volume of our common stock, as well as, though not limited to, the following:

●	There is an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), to cover the resale of the shares by Tarpon;

●	EMAV's common stock continues to be quoted on the OTCQB (or a higher exchange) and has not been suspended from trading;

●	There must be no injunction or any action commenced by a governmental authority which has not been stayed or abandoned, prohibiting the purchase or the issuance of the shares to Tarpon;

●
EMAV must have complied with its obligations and is otherwise not in breach of or in default under, the EP Agreement, our registration rights agreement with Tarpon, which is discussed below  (the "Registration Rights Agreement") or any other agreement executed in connection therewith with Tarpon; and

●	Tarpon cannot have beneficial ownership of EMAV shares exceeding 9.99% of EMAV's outstanding shares.

The EP Agreement further provides that Tarpon is entitled to customary indemnification from EMAV for any losses or liabilities it suffers as a result of any material misrepresentation, breach of warranty, or nonfulfillment of or a failure to perform any material covenant or agreement contained in the EP Agreement. The EP Agreement also contains representations and warranties of each of the parties.

Pursuant to the terms of the EP Agreement we agreed to pay Tarpon a commitment fee of Fifty Thousand Dollars ($50,000), and legal fees in the amount of Twenty Five Thousand Dollars ($25,000). The total payment of Seventy Five Thousand Dollars ($75,000) is represented by a promissory note also dated December 22, 2015 (the "Note"). Interest on the outstanding balance of the Note accrues at the rate of ten percent (10-%) per annum. Payment of all amounts due under the Note, principal and interest, is due on or before June 30, 2016.

On December 22, 2015, EMAV also entered into the Registration Rights Agreement with Tarpon. Pursuant to the terms of the Registration Rights Agreement, EMAV is obligated to file a registration statement with the SEC covering shares of EMAV common stock underlying the EP Agreement within 120 days. In addition, EMAV is obligated to use all commercially reasonable efforts to have the registration statement declared effective by the SEC within 5-business days after the notification from the SEC that the registration statement may be declared effective. The Company is obligated to keep such registration statement effective until (i) three months after the last closing of a sale of shares under the EP Agreement; (ii) the date when Tarpon may sell all the shares under Rule 144 without volume limitations; or, (iii) the date Tarpon no longer owns any of the shares.

The foregoing descriptions of the EP Agreement, Registration Rights Agreement, and the Note, and the transactions contemplated thereunder, do not purport to be complete, and are qualified in their entirety by the terms and conditions of each respective document. A copy of the form of the EP Agreement, the Registration Rights Agreement, and the Note are filed and attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively, to this Form 8-K and are incorporated herein by reference.

Item 8.01                          Other Events

On December 28, 2015, the Company issued a Press Release announcing signing of the EP Agreement and the transactions contemplated thereunder. A copy of the Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01                          FINANCIAL STATEMENTS AND EXHIBITS

(d)            Exhibits.

The following exhibits are furnished with this report:

Exhibit No.	Exhibit Description

10.1	Equity Purchase Agreement, dated December 22, 2015

10.2	Registration Rights Agreement, dated December 22, 2015

10.3	Promissory Note, dated December 22, 2015

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 28 December 2015		EMAV HOLDINGS, INC.

	By:	/s/ Keith A. Rosenbaum
KEITH A. ROSENBAUM,
Chief Executive Officer